Exhibit 10.69

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Statement of Work #

[***]

1. INTRODUCTION

This Statement of Work # (“SOW”) is made this 7th day of December 2009 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Network Inc. (“TerreStar” or “TSN”) for the [***], and is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”).

2. PROJECT OVERVIEW

[***] is currently developing an [***].

EB will provide following services and deliverables to Terrestar:

[***]

3. PERIOD OF PERFORMANCE

Based on the planned schedule this work will extend for a period of approximately [***].

4. SCHEDULE

The following table includes the target schedule for the joint development:

EB Milestone	Description	Target Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

5. TERRESTAR FURNISHED ITEMS

The following table list TerreStar Furnished Items to Elektrobit which originate from 3rd Parties.

TerreStar Furnished Items:

1) [***]

6. EB DELIVERABLES

The following list represents Elektrobit deliverables. The Deliverables are based on inputs from other Program Parties and EB activities during the joint development phase.

EB deliverables:

[***]

7. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists some but not all of the dependencies and assumptions during the project at milestones M0-M4. These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB support. Dependencies are indicated a D and Assumptions with an A.

Item #	Category	Description
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]

8. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform all work [***].

9. ACCEPTANCE OF DELIVERABLES

As set forth in section 7 of the agreement, TSN will notify EB of its acceptance or rejection of the deliverables within the thirty (30) day Acceptance period. See the schedule in chapter 4 in this SOW.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

10. PRICING AND PAYMENTS

The services under this SOW will be performed on time and material basis including materials, travel and other expenses.

Travel and other expenses shall be authorized by Terrestar Networks in advance. Expenses will be invoiced to Terrestar Networks at Elektrobit’s actual costs plus a 8% administrative fee.

Billing, payment and other terms and conditions shall be according to Agreement.

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks:

Description	Total
[***]	[***]
[***]	[***]
[***]	[***]

Not to exceed sum	301,000 USD

10.1. Invoicing

EB may invoice TSN once per month, as set forth in Section 2.1.4 of the Agreement. However, the first invoice for the work performed under this SOW will not be submitted until January 31, 2010 for the work performed to that date, and subsequent invoices will be submitted once per month thereafter.

10.2. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement.

11. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Items that can not be addressed or decided in the Consultant Steering Group will taken to TerreStar for decisions.

TSN is responsible for coordinating between EB and Hughes. In the event that a dispute arises between EB and Hughes, TSN will provide the final resolution to any such dispute with respect to EB’s course of action, and EB agrees to be bound by TSN’s decision.

12.	CONSULTANT STEERING GROUP

Name	TerreStar Technical	Business	EB Technical	Business	Hughes Technical	Business
			[***]	[***]

13. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW are covered by Section 6 (Ownership of Work Product) of the Agreement.

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:		By:
Name:	Vincent Loiacono	Name:	Jani Lyrintzis
Title:	Chief Accounting Officer	Title:	VP & GM
Date:	December 3, 2009	Date:	December 7, 2009

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